SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2003

BIG CITY RADIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13715	13-3790661
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1888 Century Park East, Suite 212, Los Angeles, CA 90067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 556-2489

Item 5.    Other Events

On August 22, 2003 the board of directors of Big City Radio, Inc. adopted a plan of complete liquidation and dissolution. A copy of the press release issued by Big City Radio announcing the adoption of the plan is filed herewith as Exhibit 99.1, and is incorporated herein in its entirety.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

    99.1        Press Release dated August 22, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG CITY RADIO, INC.

Date: August 27, 2003	By:	/s/ Charles M. Fernandez
Charles M. Fernandez President and Chief Executive Officer

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